EXHIBIT 99.2

                        PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma condensed combined financial statements have been derived from the financial statements of Brazos, Plymouth, Sun Sportswear, Morning Sun and Premier and are presented to show (i) the acquisition of Plymouth as of August 2, 1996, (ii) the Sun Merger, which was a reverse acquisition of Sun Sportswear effected on March 14, 1997, (iii) the Acquisitions, which include the Morning Sun and Premier acquisitions, and (iv) the Offering and the application of the net proceeds therefrom. These acquisitions are accounted for under the purchase method of accounting pursuant to which the purchase price is allocated based on the fair value of the assets acquired and the liabilities assumed. The pro forma financial information is presented for the year ended December 28, 1996, and as of and for the thirteen weeks ended March 29, 1997.

     The following is a summary of the purchase price and estimated goodwill for the Morning Sun Acquisition as if the acquisition had taken place on March 29, 1997:

Purchase price
     Cash............................  $  29,250
     Brazos common stock.............        750
     Contingent consideration
      (estimated)....................      1,600
                                       ---------
Total consideration to be paid.......     31,600
Estimated transaction costs..........        125
                                       ---------
Purchase price including estimated
  transaction costs..................     31,725
Net assets acquired..................     (3,877)
Proceeds from exercise of Morning Sun
  stock options prior to closing.....     (1,200)
Expected tax benefit generated by the
  exercise of non-qualified stock
  options by Morning Sun.............     (1,600)
                                       ---------
     Estimated goodwill..............  $  25,048
                                       =========

     The following is a summary of the purchase price and estimated goodwill for the Premier Acquisition as if the acquisition had taken place on March 29, 1997:

Purchase price
     Cash............................  $   2,000
     7% subordinated earnout
      obligation.....................      4,000
     Convertible subordinated note...      1,500
                                       ---------
Total consideration to be paid.......      7,500
Estimated transaction costs..........        125
                                       ---------
Purchase price including estimated
  transaction costs..................      7,625
Net assets acquired..................        (10)
                                       ---------
     Estimated goodwill..............  $   7,615
                                       =========

     The following is a summary of the uses of the proceeds after giving effect to the Acquisitions and the Offering and the application of the net proceeds therefrom as if those transactions had occurred on March 29, 1997:

Morning Sun Acquisition:
     Purchase of common stock........  $   29,250
     Repay short-term debt...........       2,822
     Repay assumed indebtedness and
       other obligations.............       4,983
Premier Acquisition:
     Purchase of net assets..........       2,000
     Repay short-term debt...........       2,717
     Repay assumed indebtedness......         106
Brazos:
     Repay short-term debt...........      25,488
     Repay term debt.................      11,600
     Repay other long-term debt and
       other obligations.............      15,376
     Redeem preferred stock..........         898
     Payment of Initial Purchasers'
       discount and offering and
       transaction expenses..........       4,000
                                       ----------
                                       $   99,240
                                       ==========

     The unaudited pro forma condensed combined statements of operations for the year ended December 28, 1996, and the thirteen weeks ended March 29, 1997, give effect to the transactions referred to above as if each had occurred on the first day of fiscal 1996.

     The unaudited pro forma condensed combined balance sheet as of March 29, 1997 gives effect to the Acquisitions and the Offering and the application of the net proceeds therefrom as if each had occurred on such date.

     The actual entries for the Acquisitions are subject to the completion of purchase accounting and will be based upon more precise appraisals, evaluations and estimates of fair value, which are not currently complete, and may differ substantially from the pro forma adjustments.

     The pro forma results are not indicative of the results of operations had the Acquisitions taken place at the beginning of the respective periods or of future results, primarily because the Acquisitions and related purchase prices were based on financial terms and conditions that existed on the acquisition dates, and not as of the beginning of the respective periods discussed above.

     The pro forma operating results for the thirteen weeks ended March 29, 1997 are not indicative of the results that are expected for the fiscal year 1997, due in part to the seasonal nature of the business, the negative impact of which appears predominantly in the first quarter. The Company believes that the Acquisitions amplify this seasonal effect due to the nature of their individual product lines.

     The unaudited pro forma condensed combined financial statements and the accompanying notes should be read in conjunction with the historical financial statements of Brazos included in its Current Report on Form 8-K/A dated May 12, 1997 and its Quarterly Report on Form 10-Q for the quarter ended March 29, 1997, Sun Sportswear included in Brazos' Annual Report on Form 10-K for the year ended December 31, 1996, and Morning Sun appearing elsewhere herein.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 28, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                                              PRO
                                                                     SUN         MORNING                     FORMA
                                       BRAZOS(1)   PLYMOUTH(2)    SPORTSWEAR       SUN        PREMIER     ADJUSTMENTS   PRO FORMA
                                       ---------   -----------    ----------    ----------    -------     -----------   ---------
Net sales............................  $ 169,452     $25,860       $ 65,535      $ 54,754     $35,631      $ (11,510)(3) $ 339,722
Cost of goods sold...................    127,845      16,707         57,680        39,506      29,761        (18,416)(4)   253,083
                                       ---------   -----------    ----------    ----------    -------     -----------   ---------
    Gross profit.....................     41,607       9,153          7,855        15,248       5,870          6,906       86,639
Operating expenses...................     32,529       4,636         13,151        10,661       3,219          2,889(5)    67,085
                                       ---------   -----------    ----------    ----------    -------     -----------   ---------
    Operating income (loss)..........      9,078       4,517         (5,296)        4,587       2,651          4,017       19,554
Interest expense.....................      4,491         165            584           669         532          6,396(6)    12,837
Other expense (income), net..........       (234)         62            (37)           53         (14)        --             (170)
                                       ---------   -----------    ----------    ----------    -------     -----------   ---------
    Income (loss) before income
      taxes..........................      4,821       4,290         (5,843)        3,865       2,133         (2,379)       6,887
Provision (benefit) for income
  taxes..............................        789         434             (7)        1,357       --              (690)(7)     1,883
                                       ---------   -----------    ----------    ----------    -------     -----------   ---------
    Net income (loss)................      4,032       3,856         (5,836)        2,508       2,133         (1,689)       5,004
Dividends and accretion on preferred
  stock..............................        245      --             --            --           --               686(8)       931
                                       ---------   -----------    ----------    ----------    -------     -----------   ---------
    Net income (loss) available for
      common shareholders............  $   3,787     $ 3,856       $ (5,836)     $  2,508     $ 2,133      $  (2,375)   $   4,073
                                       =========   ===========    ==========    ==========    =======     ===========   =========

Earnings per common and common
  equivalent share...................       $.90                                                                             $.80
                                       =========                                                                        =========
Shares used in computing earnings
  per common and common equivalent
  share..............................  4,198,907                                                                        5,103,056
                                       =========                                                                        =========

         NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

GENERAL:

(1) Includes the results of operations of Plymouth from the date of acquisition, August 2, 1996, through December 28, 1996.

(2) Includes the results of operations of Plymouth from January 1, 1996, to the date of acquisition, August 2, 1996.

ACQUISITION AND OFFERING ADJUSTMENTS:

                                                         SUN        MORNING
                                        PLYMOUTH     SPORTSWEAR       SUN       PREMIER     OFFERING     TOTAL
                                        ---------    -----------    --------    --------    --------    --------
(3)  Elimination of intercompany
     sales to Brazos.................   $  --         $  --          $--        $(11,510)   $  --       $(11,510)
                                        =========    ===========    ========    ========    ========    ========
(4)  Elimination of cost of goods
     sold on inter-company sales to
     Brazos. Such amount is equal to
     the amount of sales in pro forma
     adjustment (3) above............   $  --         $  --          $--        $(11,510)   $  --       $(11,510)
     Reclassification of royalty
     expense to operating expenses
     to conform with Brazos'
     financial reporting practices...      --            (5,917)      --           --          --         (5,917)
     Decrease in depreciation of
     fixed assets based on their
     post-acquisition allocated
     fair values.....................      --              (913)        (76)       --          --           (989)
                                        ---------    -----------    --------    --------    --------    --------
                                        $  --         $  (6,830)     $  (76)    $(11,510)   $  --       $(18,416)
                                        =========    ===========    ========    ========    ========    ========
(5)  Reclassification of royalty
     expense from cost
     of goods sold to conform with
     Brazos' financial reporting
     practices......................   $  --         $   5,917      $--        $  --       $  --       $  5,917
     Increase (decrease) in
     depreciation of fixed
     assets based on their
     post-acquisition allocated
     fair values.....................          3           (810)        (41)         (24)      --           (872)
     Amortization of intangible
     assets, including goodwill, over
     periods ranging from 15 to 40
     years...........................        285             (4)        628          190       --          1,099
     Increase (decrease) in
     compensation expense to reflect
     compensation levels on a post-
     acquisition basis pursuant to
     post-acquisition employment and
     advisory agreements.............        139         --          (1,740)        (309)      --         (1,910)
     Elimination of non-recurring
     expenses such as board of
     directors fees and other fees
     charged to Morning Sun by its
     former majority shareholder.....      --            --            (295)       --          --           (295)
     Elimination of Sun Merger
     acquisition expenses............      --              (956)      --           --          --           (956)
     Elimination of duplicate letter
     of credit fees..................      --            --           --             (94)      --            (94)
                                        ---------    -----------    --------    --------    --------    --------
                                        $    427      $   4,147      $(1,448)   $   (237)   $  --       $  2,889
                                        =========    ===========    ========    ========    ========    ========

(6)  Net increase in interest expense
     related to increased net
     indebtedness as follows:

                                                    WEIGHTED                     SUN       MORNING
                                         AMOUNT     AVG. RATE    PLYMOUTH    SPORTSWEAR      SUN      PREMIER    OFFERING   TOTAL
                                        --------    ---------    ---------   ----------    --------   --------   --------  --------
     Interest on Senior Notes........   $100,000      10.58%     $  --         $--         $ --       $  --      $10,576   $ 10,576
     Interest on Premier
       subordinated obligation.......      4,000          7%        --          --           --          --          280        280
     Interest on estimated
       average indebtedness..........     16,338          8%        --          --           --          --        1,309      1,309
     Reversal of interest expense on debt repaid.............        (165)        (584)       (669 )      (532)   (4,424)    (6,374)
     Amortization of deferred financing costs over the
     respective lives of the related debt obligations........         184           46       --          --          375        605
                                                                 ---------   ----------    --------   --------   --------  --------
                                                                 $     19      $  (538)    $  (669 )  $   (532)  $ 8,116   $  6,396
                                                                 =========   ==========    ========   ========   ========  ========
(7)  Incremental income tax effects for pro forma
     adjustments, S-Corporation income, and Sun Sportswear's
     losses at an effective tax rate of 40%..................    $  --          $--        $ --        $  --     $  (690)  $   (690)
                                                                 =========    =========    ========    =======   ========  ========
(8)  Dividends on 8% paid-in-kind convertible preferred
     stock...................................................    $    329       $   165    $ --        $  --     $ --      $   494
     Accretion of discount related to fair value allocated to
     common stock purchase warrants                                    38           154      --           --       --          192
                                                                 ---------    ---------    --------    -------   --------  --------
                                                                 $    367       $   319    $ --        $  --     $ --      $   686
                                                                 =========    =========    ========    =======   ========  ========

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE THIRTEEN WEEKS ENDED MARCH 29, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                           SUN          MORNING                 PRO FORMA       PRO
                                          BRAZOS(1)   SPORTSWEAR(2)       SUN       PREMIER    ADJUSTMENTS     FORMA
                                          ---------   --------------    --------    -------    -----------    -------
Net sales...............................  $  34,907      $  9,190       $ 6,239     $2,469       $  (586)(3)  $52,219
Cost of goods sold......................     26,520         8,785         5,078      1,942        (2,164)(4)   40,161
                                          ---------   --------------    --------    -------    -----------    -------
    Gross profit........................      8,387           405         1,161        527         1,578       12,058
Operating expenses......................      8,602         2,215         4,354        735        (1,947)(5)   13,959
                                          ---------   --------------    --------    -------    -----------    -------
    Operating loss......................       (215)       (1,810)       (3,193)      (208)        3,525       (1,901)
Interest expense........................      1,145            72            94         36         1,508(6)     2,855
Other expense (income), net.............        125           (15)            9         (3)       --              116
                                          ---------   --------------    --------    -------    -----------    -------
    Loss before income taxes............     (1,485)       (1,867)       (3,296)      (241)        2,017       (4,872)
Benefit for income taxes................        609       --              1,155       --             184(7)     1,948
                                          ---------   --------------    --------    -------    -----------    -------
    Net loss............................       (876)       (1,867)       (2,141)     (241)         2,201      (2,924)
Dividends and accretion on preferred
  stock.................................        165       --              --          --              81(8)       246
                                          ---------   --------------    --------    -------    -----------    -------
    Net loss available for common
      shareholders......................  $  (1,041)     $ (1,867)      $(2,141)   $ (241)      $  2,120      $(3,170)
                                          =========   ==============    ========    =======    ===========    =======
Loss per common and common
  equivalent share......................      $(.27)                                                            $(.71)
                                              =====                                                             =====
Shares used in computing loss per
  common and common equivalent share....  3,889,538                                                         4,453,725
                                          =========                                                         =========

         NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

GENERAL

(1) Includes the results of operations of Sun Sportswear from the Sun Merger date, March 14, 1997, through March 29, 1997.

(2) Includes the results of operations of Sun Sportswear from January 1, 1997, to the Sun Merger date, March 14, 1997.

ACQUISITION AND OFFERING ADJUSTMENTS

                                            SUN        MORNING
                                        SPORTSWEAR       SUN       PREMIER     OFFERING     TOTAL
                                        -----------    --------    --------    --------    -------
(3)  Elimination of intercompany
     sales to Brazos.................     $   --       $  --         $ (586)    $ --       $  (586)
                                        ===========    ========    ========    ========    =======
(4)  Elimination of cost of goods
     sold on inter-company sales to
     Brazos. Such amount is equal to
     the amount of sales in pro forma
     adjustment (3) above............     $   --       $  --         $ (586)    $ --       $  (586)
     Reclassification of royalty
     expense to operating expenses to
     conform with Brazos' financial
     reporting practices.............        (833)        --          --          --          (833)
     Decrease in depreciation of
     fixed assets based on their
     post-acquisition allocated fair
     values..........................        (180)         (12)       --          --          (192)
     Elimination of non-recurring
     charges to dispose of certain
     inventory types and styles,
     commensurate with Brazos'
     business plan for Sun
     Sportswear......................        (553)        --          --          --          (553)
                                        -----------    --------    --------    --------    -------
                                          $(1,566)     $   (12)     $ (586)     $ --       $(2,164)
                                        ===========    ========    ========    ========    =======
(5)  Reclassification of royalty
     expense from cost of goods
     sold to conform with Brazos'
     financial reporting practices......  $   833      $  --        $ --        $ --        $   833
     Decrease in depreciation of
     fixed assets based on their
     post-acquisition allocated fair
     values..........................        (159)          (3)         (5)       --           (167)
     Amortization of goodwill over 40
     years...........................          (1)         155          47        --            201
     Decrease in compensation expense
     to reflect compensation levels
     on a post-acquisition basis
     pursuant to post-acquisition
     employment and advisory
     agreements......................      --           (2,500 )     --          --         (2,500)
     Elimination of non-recurring
     expenses such as board of
     directors fees and other fees
     charged to Morning Sun by its
     former majority shareholder.....      --              (57 )     --          --            (57)
     Elimination of Sun Merger
     acquisition expenses..............      (233)       --          --          --           (233)
     Elimination of duplicate letter
     of credit fees..................      --            --            (24)      --            (24)
                                        -----------    --------    --------    --------    -------
                                          $   440      $(2,405 )    $   18     $ --        $(1,947)
                                        ===========    ========    ========    ========    =======




(6)  Net increase in interest expense
     related to increased net
     indebtedness as follows:

                                                    WEIGHTED         SUN        MORNING
                                         AMOUNT     AVG. RATE    SPORTSWEAR       SUN       PREMIER    OFFERING     TOTAL
                                        --------    ---------    -----------    --------    -------    --------    -------
     Interest on Senior Notes........   $100,000      10.58%       $--           $--        $ --       $ 2,644     $ 2,644
     Interest on Premier
       subordinated obligation.......      4,000          7%        --            --          --            70          70
     Interest on estimated
       average indebtedness..........      1,000          8%        --            --          --            20          20
     Reversal of interest expense on debt repaid.............          (72)         (94)       (36)     (1,128)     (1,330)
     Amortization of deferred financing costs over the
     respective lives of the related debt obligations........           10        --          --            94         104
                                                                 -----------    --------    -------    --------    -------
                                                                   $   (62)      $  (94)    $  (36)    $ 1,700     $ 1,508
                                                                 ===========    ========    =======    ========    =======

(7)  Incremental income tax effects
     for pro forma adjustments,
     S-Corporation income, and Sun
     Sportswear's losses at an
     effective tax rate of 40%...............................      $--           $--        $ --       $   184     $   184
                                                                 ===========    ========    =======    ========    =======
(8)  Dividends on 8% paid-in-kind
     convertible preferred stock.............................      $    43       $--        $ --       $ --        $    43
     Accretion of discount related to
     fair value allocated to common
     stock purchase warrants.................................           38        --          --         --             38
                                                                 -----------    --------    -------    --------    -------
                                                                   $    81       $--        $ --       $ --        $    81
                                                                 ===========    ========    =======    ========    =======

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 29, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                PRO FORMA
                                         BRAZOS     MORNING SUN     PREMIER    ADJUSTMENTS      PRO FORMA
                                       ----------   ------------    -------    ------------     ----------
               ASSETS
Current Assets:
     Cash............................  $      357     $     77      $    61      $ --            $    495
     Accounts receivable, net........      29,390        2,740          902        --              33,032
     Inventories.....................      47,838        6,279        1,817        --              55,934
     Prepaid expenses and other......       4,529          525        1,084        --               6,138
     Income tax receivable...........       1,817        1,155        --            1,600(1)        4,572
                                       ----------   ------------    -------    ------------     ----------
          Total current assets.......      83,931       10,776        3,864         1,600         100,171
Property, plant and equipment, net...       6,471        3,110          212        --               9,793
Other noncurrent assets..............         435           30           72        --                 537
Intangible assets....................      22,979          751        --           36,413(2)       60,143
                                       ----------   ------------    -------    ------------     ----------
          Total assets...............  $  113,816     $ 14,667      $ 4,148      $ 38,013        $170,644
                                       ==========   ============    =======    ============     ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Current maturities of long-term
       debt..........................  $    2,612     $    831      $    10      $ (3,453)(3)    $ --
     Capital leases..................         358       --            --           --                 358
     Short-term debt.................      36,273        2,822        2,717       (32,227)(3)       9,585
     Accounts payable and accrued
       liabilities...................      32,621        5,485        1,192        (3,850)(4)      35,448
                                       ----------   ------------    -------    ------------     ----------
          Total current
            liabilities..............      71,864        9,138        3,919       (39,530)         45,391
Long-term debt, net of current
  maturities.........................       9,000        1,652           96        88,492 (3)      99,240
Capital leases, net of current
  maturities.........................       1,078       --            --           --               1,078
Subordinated debt due to related
  parties............................      12,092       --            --           (8,092)(3)       4,000
Convertible subordinated debt........      --           --            --            1,500 (3)       1,500
Deferred income taxes................         954       --            --           --                 954
Other................................         295       --              123        --                 418
                                       ----------   ------------    -------    ------------     ----------
          Total liabilities..........      95,283       10,790        4,138        42,370         152,581
Mandatorily redeemable preferred
  stock..............................         898       --            --             (898)(5)      --
Mandatorily redeemable convertible
  preferred stock....................       7,836       --            --           --               7,836
Shareholders' equity:
     Common stock....................           4        1,073            2        (1,075)(6)           4
     Additional paid-in capital......      10,539            7           10           733 (7)      11,289
     Retained earnings (deficit).....        (744)       2,797           (2)       (3,117)(8)      (1,066)
                                       ----------   ------------    -------    ------------     ----------
          Total shareholders'
             equity..................       9,799        3,877           10        (3,459)         10,227
                                       ----------   ------------    -------    ------------     ----------
          Total liabilities and
             shareholders' equity....  $  113,816     $ 14,667      $ 4,148      $ 38,013        $170,644
                                       ==========   ============    =======    ============     ==========

              NOTES TO PRO FORMA CONDENSED COMBINED BALANCE SHEET

(1)  Adjustment to reflect the tax
     benefit generated by the
     exercise of non-qualified stock
     options prior to the Morning Sun
     Acquisition.....................  $   1,600
                                       =========

(2) Adjustment to reflect the effects of goodwill and deferred financing costs as follows:

                                        INTANGIBLE     AMORTIZATION
                                           ASSET          PERIOD
                                        -----------    -------------
Morning Sun..........................    $  25,048        40 years
Premier..............................        7,615        40 years
Offering expenses....................        3,750        10 years
                                        -----------
                                         $  36,413
                                        ===========

(3) To record a net increase in debt from the issuance of $100,000 of Senior Notes net of a discount of $760, a $4,000, 7% subordinated obligation and a $1,500 convertible subordinated note pursuant to the Offering and the Acquisitions, net of the repayment of certain debt obligations of Brazos, Morning Sun and Premier as follows:

                                     ISSUANCES     REPAYMENTS     NET ADJUSTMENT
                                     ----------    -----------    --------------
Current maturities of long-term
debt..............................    $  --         $  (3,453)       $ (3,453)
Short-term debt...................       --           (32,227)        (32,227)
Long-term debt, net...............       99,240       (10,748)         88,492
Subordinated debt.................        4,000       (12,092)         (8,092)
Convertible subordinated debt.....        1,500        --               1,500
                                     ----------    -----------    --------------
                                      $ 104,740     $ (58,520)       $ 46,220
                                     ==========    ===========    ==============

     The above repayment of short-term debt includes the following:

Morning Sun..........................    $   (2,822)
Premier..............................        (2,717)
Brazos revolver, net.................       (26,688)
                                        -----------
                                         $  (32,227)
                                        ===========

(4) Adjustment to reflect the effects of the acquisitions of Morning Sun and Premier and the Offering as follows:

Payment of an earnout related to the
  acquisition of Plymouth............      $(2,950)
Payment of certain assumed
  contractual obligations of Morning
  Sun................................       (2,500)
Contingent consideration related to
  the tax benefit generated by the
  exercise of non-qualified stock
  options prior to the Morning Sun
  Acquisition........................        1,600
                                        -------------
                                           $(3,850)
                                        =============

(5) Adjustment to reflect redemption of Brazos' Series A-1 and A-2 preferred stock with a portion of the proceeds from the Senior Notes.

(6) Adjustment to reflect the elimination of Morning Sun's and Premier's historical common stock accounts.

(7) Adjustment to reflect the effects of the acquisitions of Morning Sun and Premier as follows:

Elimination of Morning Sun's and
  Premier's historical additional
  paid-in capital accounts...........      $   (17)
Stock issued related to the Morning
  Sun Acquisition....................          750
                                        -------------
                                           $   733
                                        =============
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(8)  Adjustment to reflect the effects of the acquisitions of Morning Sun and
     Premier and the Offering as follows:

Elimination of Morning Sun's and
  Premier's historical retained
  earnings ..........................      $(2,795)
Effect of write-off of original issue
  discount associated with the early
  extinguishment of $3,500 face
  amount of subordinated debt
  pursuant to the Offering...........         (322)
                                        -------------
                                           $(3,117)
                                        =============